Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

(CCSO) | Carbon Collective Climate Solutions U.S. Equity ETF

listed on The Nasdaq Stock Market, LLC

January 4, 2024

Supplement to the

Prospectus and Summary Prospectus each dated November 28, 2023

The paragraph under “Step 4 – Defense Industry Filter” in the “Principal Investment Strategies” section is amended and restated in its entirety to read as follows:

Defense Industry Filter: Companies that manufacture weapons or weapon systems will be excluded from the Fund. The military-industrial complex has not only been one of the single largest emitters of greenhouse gases but also because the production and deployment of weapons are often associated with environmental degradation and resource depletion.

Please retain this Supplement for future reference.